UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2021

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2021, Silicon Laboratories Inc. (“Silicon Laboratories” or the “Company”) entered into a confirmation, including a supplemental confirmation (collectively, the “ASR Agreement”) of an accelerated share repurchase transaction with Goldman Sachs & Co. LLC (the “Dealer”). Under the ASR Agreement, the Company shall repurchase an aggregate of $400 million of Silicon Laboratories’ common stock as part of its previously announced share repurchase program. Matthews South, LLC acted as structuring adviser to the Company on the ASR Agreement.

Under the terms of the ASR Agreement, the Company will receive an aggregate initial share delivery of approximately 1.739 million shares from the Dealer, with the remaining shares, if any, expected to be delivered by the Company’s first fiscal quarter of 2022. The specific number of shares that the Company will ultimately repurchase under the ASR Agreement will be based on the terms and conditions of the ASR Agreement, including the average of Rule 10b-18 daily volume-weighted average share prices of the Company’s common stock during the trading period, less a discount. At settlement of the ASR Agreement, the Dealer may be required to deliver additional shares of common stock to the Company, or, under certain circumstances, the Company may elect to make a cash payment or deliver shares of common stock to the Dealer.

The above description of the ASR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ASR Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	ASR Agreement dated October 27, 2021 between Silicon Laboratories Inc. and Goldman Sachs & Co. LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

October 28, 2021	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)